CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION  [9/30/05]

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary –Fremont Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 25.9% of the mortgage loans do not provide for any payments of principal in the first two or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,969
Total Outstanding Loan Balance	$363,821,252*	Min	Max
Average Loan Current Balance	$184,775	$4,957	$878,358
Weighted Average Original LTV	83.6%**
Weighted Average Original CLTV	91.0%
Weighted Average Coupon	7.41%	5.15%	13.75%
Arm Weighted Average Coupon	7.15%
Fixed Weighted Average Coupon	8.85%
Weighted Average Margin	6.20%	4.27%	6.99%
Weighted Average FICO (Non-Zero)	627
Weighted Average Age (Months)	2
% Silent Second	45.4%
% First Liens	90.9%
% Second Liens	9.1%
% Arms	84.6%
% Fixed	15.4%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$369,000,000] of the total [$1,500,000,100] deal collateral will be comprised of Fremont loans.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
5.01 - 5.50	12	4,947,231	1.4	5.32	78.5	663	39.2
5.51 - 6.00	84	28,356,588	7.8	5.86	80.9	664	42.6
6.01 - 6.50	162	50,166,493	13.8	6.32	81.5	649	42.4
6.51 - 7.00	333	91,751,780	25.2	6.82	82.3	631	42.2
7.01 - 7.50	265	57,318,558	15.8	7.30	82.9	625	41.9
7.51 - 8.00	201	45,366,850	12.5	7.77	83.6	617	43.1
8.01 - 8.50	134	26,810,155	7.4	8.28	81.9	578	42.0
8.51 - 9.00	185	21,662,809	6.0	8.77	86.4	595	41.1
9.01 - 9.50	130	11,191,268	3.1	9.27	89.2	608	41.8
9.51 - 10.00	130	9,970,443	2.7	9.85	96.3	655	41.9
10.01 - 10.50	93	5,444,804	1.5	10.33	91.7	604	42.1
10.51 - 11.00	136	7,470,626	2.1	10.84	96.0	606	41.4
11.01 - 11.50	40	2,093,333	0.6	11.23	98.5	608	44.4
11.51 - 12.00	28	814,446	0.2	11.80	78.4	581	47.2
12.01 - 12.50	24	289,216	0.1	12.36	95.6	615	36.7
12.51 - 13.00	6	87,602	0.0	12.79	94.5	607	41.8
13.01 - 13.50	5	55,572	0.0	13.30	92.9	639	45.2
13.51 - 14.00	1	23,479	0.0	13.75	85.0	566	44.4
Total:	1,969	363,821,252	100.0	7.41	83.6	627	42.2

•

Note, for second liens, CLTV is employed in this calculation.

•

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO	Loans	Balance	Balance	%	%	FICO	DTI
476 - 500	4	2,024,340	0.6	8.29	80.0	500	47.2
501 - 525	79	17,284,412	4.8	8.46	76.7	513	40.6
526 - 550	79	14,380,958	4.0	8.31	77.4	537	44.2
551 - 575	145	30,317,163	8.3	7.72	83.1	563	42.6
576 - 600	278	46,111,125	12.7	7.53	83.8	589	43.0
601 - 625	384	65,115,075	17.9	7.38	85.0	612	41.7
626 - 650	365	64,393,314	17.7	7.33	84.2	637	41.4
651 - 675	309	60,709,117	16.7	7.09	84.9	662	43.0
676 - 700	163	29,775,500	8.2	6.99	84.2	686	41.5
701 - 725	88	17,854,182	4.9	7.11	84.3	711	42.7
726 - 750	45	9,043,331	2.5	7.33	84.1	736	40.6
751 - 775	19	4,107,643	1.1	7.01	84.2	762	42.3
776 - 800	8	1,773,482	0.5	7.23	75.1	786	45.5
801 - 825	3	931,609	0.3	7.04	82.8	804	37.0
Total:	1,969	363,821,252	100.0	7.41	83.6	627	42.2

*

Note, for second liens, CLTV is employed in this calculation

.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO	DTI
<= 50,000	371	11,018,751	3.0	10.22	99.1	638	41.8
50,001 - 100,000	315	23,302,159	6.4	9.16	90.9	632	40.4
100,001 - 150,000	337	41,593,886	11.4	7.87	84.5	620	40.7
150,001 - 200,000	243	42,088,023	11.6	7.58	83.5	622	40.1
200,001 - 250,000	176	39,163,696	10.8	7.25	80.5	615	43.1
250,001 - 300,000	141	38,944,729	10.7	7.08	81.4	616	42.8
300,001 - 350,000	99	32,212,843	8.9	7.14	82.6	614	43.7
350,001 - 400,000	88	33,005,461	9.1	6.89	82.7	635	41.5
400,001 - 450,000	72	30,769,502	8.5	6.88	82.3	644	44.5
450,001 - 500,000	45	21,297,381	5.9	6.88	84.1	644	43.5
500,001 - 550,000	20	10,542,464	2.9	7.11	82.2	626	43.3
550,001 - 600,000	19	10,842,277	3.0	7.07	84.7	641	45.4
600,001 - 650,000	20	12,519,300	3.4	6.77	81.9	637	41.9
650,001 - 700,000	8	5,369,585	1.5	6.67	83.5	657	42.0
700,001 - 750,000	14	10,272,837	2.8	6.89	79.8	609	38.7
850,001 - 900,000	1	878,358	0.2	6.35	80.0	685	49.2
Total:	1,969	363,821,252	100.0	7.41	83.6	627	42.2

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO	DTI
<= 50.000	16	2,386,313	0.7	7.44	40.7	606	43.2
50.001 - 55.000	7	1,472,510	0.4	7.62	53.0	614	35.7
55.001 - 60.000	5	1,558,806	0.4	8.19	57.6	624	49.7
60.001 - 65.000	21	4,416,008	1.2	7.91	64.2	621	38.6
65.001 - 70.000	31	7,250,199	2.0	8.40	69.4	590	42.3
70.001 - 75.000	76	19,551,368	5.4	7.50	74.0	592	44.6
75.001 - 80.000	699	174,487,800	48.0	6.95	79.9	632	42.1
80.001 - 85.000	135	31,353,904	8.6	7.15	84.7	608	42.5
85.001 - 90.000	314	73,877,610	20.3	7.27	89.7	620	42.1
90.001 - 95.000	102	7,564,871	2.1	8.28	94.5	645	41.5
95.001 - 100.000	563	39,901,862	11.0	9.43	99.9	652	41.7
Total:	1,969	363,821,252	100.0	7.41	83.6	627	42.2

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO	DTI
0	479	80,408,717	22.1	7.73	84.0	627	42.0
1	260	57,054,212	15.7	7.40	83.3	633	43.2
2	1,072	195,397,258	53.7	7.35	84.0	624	41.9
3	158	30,961,065	8.5	7.03	81.1	628	42.7
Total:	1,969	363,821,252	100.0	7.41	83.6	627	42.2

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO	DTI
Full	1,386	232,268,004	63.8	7.31	85.1	617	41.7
Reduced	185	42,712,328	11.7	7.46	83.7	657	43.3
Stated Income / Stated Assets	398	88,840,920	24.4	7.66	79.7	636	43.0
Total:	1,969	363,821,252	100.0	7.41	83.6	627	42.2

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO	DTI
Primary	1,781	333,365,875	91.6	7.38	83.8	625	42.2
Second Home	13	2,944,126	0.8	6.70	80.0	656	34.6
Investor	175	27,511,251	7.6	7.87	82.3	638	42.8
Total:	1,969	363,821,252	100.0	7.41	83.6	627	42.2

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
State	Loans	Balance	Balance	%	%	FICO	DTI
California	374	105,311,691	28.9	7.12	82.6	633	43.0
Florida	302	43,648,378	12.0	7.71	84.4	623	40.6
New York	114	32,760,082	9.0	7.36	81.5	628	43.2
Maryland	117	21,477,721	5.9	7.42	82.8	620	43.2
New Jersey	86	21,351,878	5.9	7.42	82.7	621	41.4
Illinois	125	19,924,762	5.5	7.41	84.6	625	44.3
Virginia	72	15,184,989	4.2	7.40	84.1	631	42.8
Georgia	116	13,881,421	3.8	7.69	84.8	605	39.4
Massachusetts	42	8,235,217	2.3	7.54	84.8	641	42.2
Arizona	48	8,204,442	2.3	7.44	84.1	627	42.2
Colorado	48	6,829,811	1.9	7.28	84.9	631	39.2
Nevada	34	6,193,446	1.7	7.44	85.2	635	45.5
Hawaii	25	5,721,869	1.6	7.60	85.0	643	39.3
Minnesota	41	5,652,469	1.6	7.13	86.7	630	42.6
Washington	34	4,710,712	1.3	7.48	84.6	627	45.5
Other	391	44,732,364	12.3	7.75	85.2	617	40.7
Total:	1,969	363,821,252	100.0	7.41	83.6	627	42.2

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Purpose	Loans	Balance	Balance	%	%	FICO	DTI
Purchase	1,186	190,488,222	52.4	7.43	85.2	645	42.0
Refinance - Rate Term	64	12,878,131	3.5	7.43	83.5	594	41.2
Refinance - Cashout	719	160,454,899	44.1	7.38	81.7	607	42.5
Total:	1,969	363,821,252	100.0	7.41	83.6	627	42.2

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Product	Loans	Balance	Balance	%	%	FICO	DTI
Arm 2/28	1,192	294,970,165	81.1	7.16	82.3	623	42.3
Arm 3/27	39	10,303,705	2.8	6.84	81.8	618	42.5
Arm 5/25	9	2,472,834	0.7	7.44	80.8	627	42.0
Fixed Rate	729	56,074,548	15.4	8.85	90.8	647	41.3
Total:	1,969	363,821,252	100.0	7.41	83.6	627	42.2

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Property Type	Loans	Balance	Balance	%	%	FICO	DTI
Single Family Residence	1,675	308,872,324	84.9	7.42	83.6	623	42.0
2 Family	123	26,737,240	7.3	7.24	84.1	644	44.2
Condo	155	22,651,126	6.2	7.50	85.0	650	42.2
3-4 Family	16	5,560,562	1.5	7.54	78.0	632	43.5
Total:	1,969	363,821,252	100.0	7.41	83.6	627	42.2

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO	DTI
4.01 - 4.50	6	2,727,107	0.9	5.23	75.9	672	38.0
4.51 - 5.00	43	13,961,925	4.5	5.91	80.5	664	43.8
5.01 - 5.50	98	32,295,262	10.5	6.22	81.7	646	41.8
5.51 - 6.00	216	61,248,309	19.9	6.61	82.4	636	42.7
6.01 - 6.50	297	77,039,978	25.0	6.98	82.7	631	41.8
6.51 - 7.00	580	120,474,121	39.1	7.97	82.5	599	42.6
Total:	1,240	307,746,704	100.0	7.15	82.3	623	42.3

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO	DTI
4 - 6	2	188,006	0.1	8.10	77.6	532	39.0
13 - 15	1	109,362	0.0	6.90	80.0	591	42.5
16 - 18	2	509,156	0.2	6.57	83.1	610	44.0
19 - 21	187	51,520,847	16.7	7.26	82.6	626	42.5
22 - 24	1,000	242,642,793	78.8	7.14	82.3	623	42.3
31 - 33	7	2,297,263	0.7	6.82	81.7	617	41.9
34 - 36	32	8,006,442	2.6	6.84	81.8	619	42.6
37 >=	9	2,472,834	0.8	7.44	80.8	627	42.0
Total:	1,240	307,746,704	100.0	7.15	82.3	623	42.3

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
9.51 - 11.50	12	4,947,231	1.6	5.32	78.5	663	39.2
11.51 - 12.00	76	25,555,767	8.3	5.85	81.1	663	42.8
12.01 - 12.50	148	45,116,544	14.7	6.32	81.7	648	42.5
12.51 - 13.00	307	86,177,565	28.0	6.82	82.5	630	42.2
13.01 - 13.50	243	53,265,441	17.3	7.29	83.5	623	42.1
13.51 - 14.00	184	42,684,438	13.9	7.76	84.3	619	43.1
14.01 - 14.50	120	24,829,297	8.1	8.27	81.6	576	42.2
14.51 - 15.00	92	16,355,923	5.3	8.64	81.9	562	41.5
15.01 - 15.50	29	4,390,492	1.4	9.30	75.6	550	43.4
15.51 - 16.00	16	1,431,193	0.5	9.73	79.6	554	37.8
16.01 - 16.50	8	1,780,300	0.6	9.92	78.0	561	41.2
16.51 - 17.00	3	733,304	0.2	10.69	67.3	521	44.9
17.51 - 18.00	2	479,209	0.2	11.76	67.6	552	50.0
Total:	1,240	307,746,704	100.0	7.15	82.3	623	42.3

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
4.51 - 5.50	12	4,947,231	1.6	5.32	78.5	663	39.2
5.51 - 6.00	76	25,555,767	8.3	5.85	81.1	663	42.8
6.01 - 6.50	149	45,468,544	14.8	6.32	81.7	648	42.6
6.51 - 7.00	310	86,727,818	28.2	6.82	82.6	630	42.2
7.01 - 7.50	242	52,913,441	17.2	7.30	83.5	623	42.1
7.51 - 8.00	185	43,378,466	14.1	7.77	83.9	617	43.3
8.01 - 8.50	121	25,032,787	8.1	8.27	81.6	575	42.2
8.51 - 9.00	90	15,258,474	5.0	8.71	82.3	564	41.0
9.01 - 9.50	29	4,692,002	1.5	9.31	77.8	556	42.5
9.51 - 10.00	14	1,284,362	0.4	9.82	79.7	557	38.1
10.01 - 10.50	7	1,275,300	0.4	10.27	69.3	540	43.4
10.51 - 11.00	3	733,304	0.2	10.69	67.3	521	44.9
11.51 - 12.00	2	479,209	0.2	11.76	67.6	552	50.0
Total:	1,240	307,746,704	100.0	7.15	82.3	623	42.3

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO	DTI
2.00	1,227	304,387,849	98.9	7.14	82.3	623	42.3
3.00	13	3,358,855	1.1	7.62	85.0	585	42.6
Total:	1,240	307,746,704	100.0	7.15	82.3	623	42.3

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO	DTI
1.50	1,240	307,746,704	100.0	7.15	82.3	623	42.3
Total:	1,240	307,746,704	100.0	7.15	82.3	623	42.3

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO	DTI
0	1,647	269,676,230	74.1	7.71	84.2	619	42.2
24	1	352,000	0.1	6.40	80.0	606	47.6
60	321	93,793,022	25.8	6.56	82.0	648	42.0
Total:	1,969	363,821,252	100.0	7.41	83.6	627	42.2

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Top 5 Zipcodes	Loans	Balance	Balance	%	%	FICO	DTI
22193	11	2,101,146	0.6	7.73	88.6	612	44.5
91710	3	1,371,224	0.4	5.91	80.0	655	43.5
92805	3	1,325,600	0.4	6.34	80.0	678	47.4
20721	4	1,305,332	0.4	6.31	84.3	634	49.3
92807	3	1,272,828	0.3	6.05	81.7	650	32.8
Other	1,945	356,445,122	98.0	7.43	83.6	626	42.2
Total:	1,969	363,821,252	100.0	7.41	83.6	627	42.2

*

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI	Loans	Balance	Balance	%	%	FICO	DTI
0.01 - 10.00	16	3,739,004	1.0	7.17	85.9	591	7.2
10.01 - 20.00	50	9,129,951	2.5	7.49	84.9	627	16.0
20.01 - 30.00	133	19,406,256	5.3	7.53	82.4	617	25.9
30.01 - 40.00	477	82,395,109	22.6	7.43	83.4	632	35.8
40.01 - 50.00	1,133	207,945,432	57.2	7.40	84.3	630	46.0
50.01 - 60.00	160	41,205,500	11.3	7.35	80.9	606	52.6
Total:	1,969	363,821,252	100.0	7.41	83.6	627	42.2

*

Note, for second liens, CLTV is employed in this calculation